DERIVED INFORMATION   11/12/04

$188,000,000

Class A-4 Senior Bonds Offered (Approximate)

$1,000,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

HEAT 2004-8 (Class A-4)

Cashflows to Call at 100% Prospectus Prepayment Speed (PPC) assuming:

-

1 Month Libor is (and remains) at 2.14%

-

6 Month Libor is (and remains at) 2.35%

-

Triggers do not Fail

 -

No Collateral Losses Occur

 -

Per annum spread to 1 Month Libor on Class A-4 is 0.36%

Period	Balance	Interest	Principal
0	188,000,000	-	-
1	182,584,799	313,333	5,415,201
2	177,248,407	393,065	5,336,392
3	171,483,332	381,576	5,765,075
4	165,753,939	333,440	5,729,394
5	160,152,676	356,831	5,601,263
6	154,615,391	333,651	5,537,285
7	149,170,455	332,853	5,444,936
8	143,787,449	310,772	5,383,006
9	138,498,961	309,542	5,288,488
10	133,329,049	298,157	5,169,913
11	128,666,332	277,769	4,662,717
12	124,173,474	276,990	4,492,858
13	119,796,579	258,695	4,376,895
14	115,532,660	257,895	4,263,919
15	111,378,809	248,716	4,153,851
16	107,332,191	216,570	4,046,618
17	103,390,044	231,062	3,942,147
18	99,549,678	215,396	3,840,366
19	95,808,471	214,308	3,741,206
20	92,163,871	199,601	3,644,600
21	88,613,388	198,408	3,550,483
22	85,154,599	190,765	3,458,789
23	81,804,265	177,405	3,350,334
24	78,540,013	176,106	3,264,252
25	75,359,636	163,625	3,180,377
26	72,260,984	162,233	3,098,652
27	69,241,961	155,562	3,019,023
28	66,300,527	134,637	2,941,435
29	63,434,691	142,730	2,865,836
30	60,642,516	132,156	2,792,175
31	57,922,113	130,550	2,720,403
32	55,271,641	120,671	2,650,472
33	52,689,308	118,988	2,582,333
34	50,173,367	113,428	2,515,941
35	47,724,959	104,528	2,448,408
36	45,339,440	102,741	2,385,519
37	45,339,440	94,457	-
38	45,339,440	97,606	-
39	45,339,440	97,606	-
40	45,339,440	91,309	-
41	45,339,440	97,606	-
42	45,339,440	94,457	-
43	45,339,440	97,606	-
44	44,446,247	94,457	893,193
45	43,295,003	95,683	1,151,244
46	42,173,352	93,205	1,121,651
47	41,080,536	87,861	1,092,817
48	40,015,814	88,437	1,064,721
49	38,978,468	83,366	1,037,346
50	37,967,796	83,912	1,010,672
51	36,983,115	81,736	984,682
52	36,023,757	71,912	959,358
53	35,089,075	77,551	934,682
54	34,178,435	73,102	910,640
55	33,291,222	73,579	887,213
56	32,426,835	69,357	864,387
57	31,584,688	69,808	842,146
58	30,764,212	67,995	820,476
59	29,964,912	64,092	799,301
60	29,186,182	64,508	778,730
61	28,427,496	60,805	758,686
62	27,688,339	61,198	739,157
63	26,968,212	59,607	720,128
64	26,266,625	52,438	701,587
65	25,583,104	56,546	683,521
66	24,917,185	53,298	665,919
67	24,268,417	53,641	648,768
68	23,636,361	50,559	632,057
69	23,020,587	50,884	615,774
70	22,420,678	49,558	599,909
71	21,836,227	46,710	584,451
72	21,266,838	47,009	569,389
73	20,712,124	44,306	554,714
74	20,171,709	44,589	540,415
75	19,645,226	43,425	526,483
76	19,132,318	38,199	512,908
77	18,632,636	41,188	499,682
78	18,145,841	38,818	486,795
79	17,671,602	39,064	474,239
80	17,209,597	36,816	462,005
81	16,759,513	37,048	450,085
82	16,321,042	36,080	438,470
83	15,893,888	34,002	427,154
84	15,477,760	34,216	416,128
85	15,072,374	32,245	405,386
86	14,677,455	32,447	394,919
87	14,292,734	31,597	384,721
88	13,917,950	28,784	374,784
89	-	29,962	13,917,950